Principal Exchange-Traded Funds
Supplement dated March 16, 2018
to the Statutory Prospectus dated November 1, 2017
(as supplemented December 15, 2017 and January 30, 2018)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Under Real Estate Investment Trusts (“REITs”), after the first paragraph, add the following:
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund’s investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.

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